      As filed with the Securities and Exchange Commission on December 28, 1995.
                                             Registration Statement No. 33-52605

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                ---------------


                             ROADWAY SERVICES, INC.
               (Exact name of issuer as specified in its charter)


              OHIO                                          34-1365496
        (State or other                                  (I.R.S. Employer
jurisdiction of incorporation)                          Identification No.)


                              1077 GORGE BOULEVARD
                                   P.O.BOX 88
                             AKRON, OHIO 44309-0088
               (Address of principal executive office) (Zip code)


                             ROADWAY SERVICES, INC.
               STOCK SAVINGS AND RETIREMENT INCOME PLAN AND TRUST
                             (AMENDED AND RESTATED)
                              (Full title of plan)


                               DOUGLAS A. WILSON
                              1077 GORGE BOULEVARD
                                  P.O. BOX 88
                             AKRON, OHIO 44309-0088
                    (Name and address of agent for service)

                                 (216) 384-8184
         (Telephone number, including area code, of agent for service)

================================================================================

         In order to include as new Exhibits 4(d) and 4(e) Amendment No. 1 and the Form of Amendment No. 2 to the Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated) respectively, and in order to include as new Exhibit 24(a) a Power of Attorney on behalf of the Company and also include new Exhibit 24(b) a Power of Attorney on behalf of the Plan, Part II of this registration statement is hereby amended and restated in its entirety as hereinafter set forth.



                                      (i)

                                    PART II


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents heretofore filed by Roadway Services, Inc. (the "Company") and the Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated) (the "Plan") with the Securities and Exchange Commission are incorporated herein by reference:

            (1) Annual Report of the Company on Form 10-K for the year ended December 31, 1994;

            (2) Annual Report of the Plan on Form 11-K for the year ended December 31, 1994;

            (3) Quarterly Reports of the Company on Form 10-Q for the quarters ended March 25, 1995; June 17, 1995; and September 9, 1995;

            (4) Current Reports of the Company on Form 8-K dated January 17, 1995; August 23, 1995; and November 17, 1995; and

            (5) The description of the Company's Common Stock without par value contained in the Company's Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934 and any amendments and reports filed for the purpose of updating that description.

            All documents that shall be filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the filing of this registration statement and prior to the filing of a post-effective amendment indicating that all securities offered under the Plan have been sold or deregistering all securities then remaining unsold thereunder shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing thereof.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Section 1701.13(E) of the Ohio Revised Code sets forth conditions and limitations concerning indemnification of officers, directors and other persons.

            Article IV of the Company's Restated Amended Code of Regulations provides, in relevant part, as follows:

                  "The Company shall indemnify each present and future director and officer of the Company, and each person who at the request of or at the instance of the Company is now serving or hereafter serves as a director or officer of any other corporation, against any costs and expenses which may be imposed on or reasonably incurred by him in connection with any claim, suit, or proceeding (whether brought by the Company, such corporation, a receiver, a trustee, one or more shareholders or creditors, any governmental body, any public official, any private person, or any other corporation) hereafter made or instituted in which he may be involved by reason of his being or having been a director or officer of the Company or of any other corporation in which he served or serves as a director or officer at the request of or at the instance of the Company (whether or not he continues to be a director or officer at the time of imposition of such costs or incurring of such expense), such costs and expenses to include the cost to such director or officer of reasonable settlements (other than amounts paid to the Company itself or to such other corporation served at the request of or at the instance of the Company). The Company shall not, however, indemnify such director or officer with respect to matters as to which he shall be finally adjudged in any such action, suit or proceeding to be liable because of dereliction in the performance of his duties as such director or officer, or (except with the approval of a court of competent jurisdiction, a disinterested majority of the Board of Directors, or any committee or group of persons to whom the question may be referred by the Board) with respect to any matter on which a settlement is effected if the amount paid by the director or officer in such settlement shall substantially exceed the expenses which might reasonably be incurred by him after the date of settlement in conducting litigation to a final conclusion. The foregoing right of indemnification shall not be exclusive of other rights to which any person concerned may be entitled as a matter of law, and shall inure to the benefit of the heirs, executors, and administrators of any such person."

            In addition, the Company maintains directors' and officers' reimbursement and liability insurance. The risks covered by such policies include certain liabilities under the securities laws.

ITEM 8.  EXHIBITS.

            4(a) Restated Amended Articles of Incorporation of the Company (filed as Exhibit 4(a) to Post-Effective Amendment No. 1 to the Company's Registration Statement No. 33-44502 on Form S-8 and incorporated herein by reference).

             (b) Restated Amended Code of Regulations of the Company effective May 10, 1989 (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1992, and incorporated herein by reference).

             (c) Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated).

             (d) Amendment No. 1 to Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated).*

             (e) Form of Amendment No. 2 to Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust (Amended and Restated).*

           23     Consent of Independent Auditors*

           24(a)  Power of Attorney on behalf of the Company.*

             (b)  Power of Attorney on behalf of the Plan.*

            UNDERTAKING:

                  The undersigned registrant will submit the Plan and any
            amendments thereto to the Internal Revenue Service and will make all changes required by the Internal Revenue Service in order to qualify the Plan.

---------------
*  Filed with this post-effective amendment to registration statement.

ITEM 9.     UNDERTAKINGS

            (a)  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF AKRON, STATE OF OHIO, ON THIS 14TH DAY OF DECEMBER 1995.

                                        ROADWAY SERVICES, INC.


                                        By:  /s/ John M. Glenn
                                             -------------------------------
                                             John M. Glenn
                                             Vice President and General Counsel

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     Signature                                      Title                                           Date
     ---------                                      -----                                           ----
*    Daniel J. Sullivan                     Director; Chairman of the Board,
     ------------------------               President, and
     Daniel J. Sullivan                     Chief Executive Officer                           December 14, 1995
                                            (Principal Executive Officer)


*    Douglas A. Wilson                      Senior Vice President-                            December 14, 1995
     ------------------------               Finance and Planning,
     Douglas A. Wilson                      Secretary, and Chief Financial Officer
                                            (Principal Financial Officer)


*    Roy E. Griggs                          Vice President and                                December 14, 1995
     ------------------------               Controller (Principal
     Roy E. Griggs                          Accounting Officer)


                                            Director                                          December 14, 1995
     ------------------------
     George B. Beitzel


*    Richard A. Chenoweth                   Director                                          December 14, 1995
     ------------------------
     Richard A. Chenoweth


*    Norman C. Harbert                      Director                                          December 14, 1995
     ------------------------
     Norman C. Harbert

                                            Director                                          December 14, 1995
     ------------------------
     Charles R. Longsworth


*    Robert E. Mercer                       Director                                          December 14, 1995
     ------------------------
     Robert E. Mercer


*    G. James Roush                         Director                                          December 14, 1995
     ------------------------
     G. James Roush


*    William Sword                          Director                                          December 14, 1995
     ------------------------
     William Sword


                                            Director                                          December 14, 1995
     ------------------------
     H. Mitchell Watson, Jr.


*    Sarah Roush Werner                     Director                                          December 14, 1995
     ------------------------
     Sarah Roush Werner

            *This post-effective amendment to registration statement has been signed on behalf of the above officers and directors by John M. Glenn, Vice President and General Counsel of the Company, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24(a) to this post-effective amendment to registration statement.


DATED:  December 14, 1995            By:   /s/ John M. Glenn
                                           ------------------------------------
                                           John M. Glenn, Attorney-in-Fact

         THE PLAN. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE TRUSTEES (OR OTHER PERSONS WHO ADMINISTER THE EMPLOYEE BENEFIT PLAN) HAVE DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF AKRON, STATE OF OHIO, ON DECEMBER 14, 1995.

                               ROADWAY SERVICES, INC. STOCK SAVINGS AND
                               RETIREMENT INCOME PLAN AND TRUST


                             * By:     DOUGLAS A. WILSON
                                       -----------------------------------------
                               Name:   Douglas A. Wilson
                               Title:  Chairman of the Stock Savings and
                                         Retirement Income Plan and Trust
                                         Committee


         * This post-effective amendment to registration statement has been signed on behalf of the Roadway Services, Inc. Stock Savings and Retirement Income Plan and Trust by John M. Glenn, Vice President and General Counsel of the registrant, as attorney-in- fact pursuant to a power of attorney filed as
Exhibit 24(b) to this post-effective amendment to registration statement.


DATED:  December 14, 1995               By:  /s/ John M. Glenn
                                             -----------------------------------
                                             John M. Glenn, Attorney-in-Fact

                                  EXHIBIT INDEX


                                                                         Page Number in
                                                                          Sequentially
Exhibit Number        Exhibit Description                                Numbered Copy
--------------        -------------------                                --------------
   4(a)               Restated Amended Articles of Incorporation
                      of the Company (filed as Exhibit 4(a)
                      to Post-Effective Amendment No. 1 to the
                      Company's Registration Statement No. 33-44502
                      on Form S-8 and incorporated herein by
                      reference).                                        ___

    (b)               Restated Amended Code of Regulations of
                      the Company effective May 10, 1989 (filed
                      as Exhibit 3.2 to the Company's Annual
                      Report on Form 10-K for the year ended
                      December 31, 1992, and incorporated herein
                      by reference).                                     ___

    (c)               Roadway Services, Inc. Stock Savings and
                      Retirement Income Plan and Trust (Amended and      ___
                      Restated).

    (d)               Amendment No. 1 to Roadway Services, Inc.
                      Stock Savings and Retirement Income Plan and
                      Trust (Amended and Restated).*                     10

    (e)               Form of Amendment No. 2 to Roadway
                      Services, Inc. Stock Savings and Retirement
                      Income Plan and Trust (Amended and                 13
                      Restated).*

  23                  Consent of Independent Auditors.*                  27

  24(a)               Power of Attorney on behalf of the Company.*       28

    (b)               Power of Attorney on behalf of the Plan.*          29

---------------
*  Filed with this post-effective amendment to registration statement.